HSBC Investor Funds

HSBC Investor High Yield Fixed Income Fund

Supplement Dated February 25, 2009
to the Prospectus Dated February 28, 2008, as Supplemented

Liquidation of the HSBC Investor High Yield Fixed Income Fund

As noted in the supplement dated January 28, 2009, the Board of Trustees of HSBC Investor Funds (the “Trust”) has approved a Plan of Liquidation and Dissolution with respect to the HSBC Investor High Yield Fixed Income Fund (the “Fund”), whereby the Fund will cease its investment operations and liquidate its assets. As a result of current market conditions, the date of liquidation for the Fund currently is now anticipated to be on or about March 31, 2009 (the “Liquidation Date”).

Investors may continue to redeem shares of the Fund.

As noted in the supplement dated January 28, 2009, under the Plan of Liquidation and Dissolution, the Fund will promptly wind up its business and affairs. On or before the Liquidation Date, all portfolio securities of the Fund will be converted to cash or cash equivalents. As soon as possible after the Liquidation Date, and in any event within 30 days thereafter, shareholders in the Fund as of the Liquidation Date will receive, as a liquidating distribution, an amount equal to their proportionate interest in the net assets of the Fund, after the Fund has paid or provided for all of its charges, taxes, expenses and liabilities.

As noted in the supplement dated January 28, 2009, although the liquidation is not expected to be a taxable event for the Fund, for taxable shareholders, the automatic redemption of shares of the Fund on the Liquidation Date will generally be treated as any other redemption of shares, i.e., as a sale that may result in a gain or loss for federal income tax purposes. A shareholder may voluntarily redeem his or her shares prior to the Liquidation Date to the extent that the shareholder wishes to realize any such gains or losses prior thereto. Shareholders should consult their tax advisers regarding the tax treatment of the liquidation.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
PROSPECTUS
FOR FUTURE REFERENCE